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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported):   APRIL 30, 1998


                       FIRST BANK CORPORATE CARD MASTER TRUST
               (Exact name of registrant as specified in its charter)


      UNITED STATES                  000-22781              41-1881896
(State or other jurisdiction        (Commission           (I.R.S Employer
    of Incorporation)               File Number)         Identification No.)


             4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA          58103

            (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:     701-461-3468


               141 NORTH MAIN AVENUE SIOUX FALLS, SOUTH DAKOTA 57117 (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

     Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of April 15, 1998, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c.)  Exhibits (filed herewith)

              Exhibit 99  Monthly Servicer's Certificate dated April 10, 1998.



                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FIRST BANK CORPORATE CARD MASTER TRUST
                             By U.S. BANK NATIONAL ASSOCIATION ND, as Originator

                             By /s/ David P. Grandstrand
                                -------------------------
                                David P. Grandstrand
                                Senior Vice President & Treasurer




DATE:  April 30, 1998